UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2015

Tobira Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35953	03-0422069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Gateway Blvd, Suite 300 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 741-6625

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On May 7, 2015, Tobira Therapeutics, Inc. (f/k/a Regado Biosciences, Inc.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K announcing that on May 4, 2015, the Company completed its business combination with Tobira Therapeutics, Inc., a privately held Delaware corporation (“Private Tobira”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of January 14, 2015, as amended on January 23, 2015, by and among the Company, Private Tobira, Landmark Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Brent Ahrens, as the Company’s stockholders’ agent (the “Merger”). Upon completion of the Merger, there were 17,422,927 shares of the Company’s stock outstanding. The Current Report on Form 8-K filed on May 7, 2015 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited interim financial statements of Private Tobira, including Private Tobira’s unaudited condensed balance sheet as of March 31, 2015, Private Tobira’s condensed balance sheet derived from audited financial statements as of December 31, 2014, unaudited condensed statements of operations and comprehensive loss for the three months ended March 31, 2015 and 2014, unaudited condensed statements of cash flows for the three months ended March 31, 2015 and 2014 and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein by reference.

The audited financial statements of Private Tobira, including Private Tobira’s audited balance sheets as of December 31, 2014 and 2013, statements of operations and comprehensive loss for the years ended December 31, 2014 and 2013, statements of convertible preferred stock and stockholders’ deficit for the years ended December 31, 2014 and 2013, statements of cash flows for the years ended December 31, 2014 and 2013, the notes related thereto and the related independent registered public accounting firm’s report are filed as Exhibit 99.2 and are incorporated herein by reference.

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of March 31, 2015, the unaudited pro forma combined statement of operations for the three months ended March 31, 2015, the unaudited pro forma combined statement of operations for the year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Interim Financial Statements of Tobira Therapeutics, Inc.

Condensed Balance Sheets as of March 31, 2015 and December 31, 2014

Condensed Statements of Operations and Comprehensive Loss for the Three Months Ended March 31, 2015 and 2014

Condensed Statements of Cash Flows for the Three Months Ended March 31, 2015 and 2014

Notes to Condensed Financial Statements (Unaudited)

99.2	Audited Financial Statements of Tobira Therapeutics, Inc.

Report of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2014 and 2013

Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2014 and 2013

Statements of Convertible Preferred Stock and Stockholders’ Deficit for the Years Ended December 31, 2014 and 2013

Statements of Cash Flows for the Years Ended December 31, 2014 and 2013

Notes to Financial Statements

99.3	Unaudited Pro Forma Combined Financial Statements of Tobira Therapeutics, Inc.
Balance Sheet as of March 31, 2015
Statement of Operations for the Three Months Ended March 31, 2015
Statement of Operations for the Year Ended December 31, 2014
Notes to the Unaudited Pro Forma Combined Financial Statements

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOBIRA THERAPEUTICS, INC.

By:	/s/ Laurent Fischer
Name: Laurent Fischer, M.D.
Title: Chief Executive Officer

Date: June 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Interim Financial Statements of Tobira Therapeutics, Inc.

Condensed Balance Sheets as of March 31, 2015 and December 31, 2014

Condensed Statements of Operations and Comprehensive Loss for the Three Months Ended March 31, 2015 and 2014

Condensed Statements of Cash Flows for the Three Months Ended March 31, 2015 and 2014

Notes to Condensed Financial Statements (Unaudited)

99.2	Audited Financial Statements of Tobira Therapeutics, Inc.

Report of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2014 and 2013

Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2014 and 2013

Statements of Convertible Preferred Stock and Stockholders’ Deficit for the Years Ended December 31, 2014 and 2013

Statements of Cash Flows for the Years Ended December 31, 2014 and 2013

Notes to Financial Statements

99.3	Unaudited Pro Forma Combined Financial Statements of Tobira Therapeutics, Inc.
Balance Sheet as of March 31, 2015
Statement of Operations for the Three Months Ended March 31, 2015
Statement of Operations for the Year Ended December 31, 2014
Notes to the Unaudited Pro Forma Combined Financial Statements